SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                      ------------------------------------



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      ------------------------------------



        Date of Report (Date of earliest event reported): October 4, 1996




                              Inland Resources Inc.
             (Exact name of registrant as specified in its charter)



            Washington                   0-16487                91-1307042
     (State of incorporation)      (Commission File No.)       IRS Employer
                                                            Identification No.)



               475 17th Street, Suite 1500, Denver, Colorado 80202 (Address of principal execute offices, including zip code)



                                 (303) 292-0900
              (Registrant's telephone number, including area code)

Item 4. Change in Registrant's Certifying Accountant

     Effective October 4, 1996, Inland Resources Inc. (the "Company") dismissed its former independent accountant, Coopers & Lybrand LLP, and engaged Arthur Andersen LLP as its new independent accountant to audit the Company's financial statements.

     There were no disagreements with Coopers & Lybrand LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in its report. A copy of a letter from Coopers & Lybrand LLP, addressed to the Securities and Exchange Commission, concurring with the Company's statements herein is filed as an Exhibit to this Form 8-K.

     Neither of the reports of Coopers & Lybrand LLP on the Company's financial statements for the Company's fiscal years ended December 31, 1995 and 1994 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

     The decision to change the Company's principal independent accountant was approved by the Audit Committee of the Board of Directors of the Company.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits - The following exhibit is filed herewith:

          16.1 Letter from Coopers & Lybrand LLP addressed to the Securities and Exchange Commission dated October 4, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 1996

                                          INLAND RESOURCES INC.



                                          By: \s\ Kyle R. Miller

                                          Kyle R. Miller, President and
                                          Chief Executive Officer

                                  EXHIBIT 16.1

                                 October 4 1996



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549

Gentlemen:

     We have read the statements made by Inland Resources Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of October 1996. We agree with the statements concerning our Firm in such Form 8-K.

                                                Very truly yours,

                                                \s\ Coopers & Lybrand L.L.P.

                                                COOPERS & LYBRAND L.L.P.

                           GLAST, PHILLIPS & MURRAY
                           A PROFESSIONAL CORPORATION
                            ATTORNEYS AND COUNSELORS

                                                         2200 ONE GALLERIA TOWER
                                                        13355 NOEL ROAD, L.B. 48
MICHAEL D. PARSONS, P.C.                               DALLAS, TEXAS  75240-6657

DIRECT DIAL NUMBER:                                    TELEPHONE: (972) 419-8300
(972) 419-8311                                               FAX: (972) 419-8329


                                 October 8, 1996



SECURITIES AND EXCHANGE COMMISSION
450 5th Street, N.W.
Judiciary Plaza
Washington, D.C.  20549-1004

         RE:      Inland Resources Inc. (the "Company")
                  Form 8-K
                  Our File No.: 09004.30

Ladies and Gentlemen:

     On behalf of the Company, enclosed for electronic filing please find one copy of Form 8- K, with exhibits.

     Please call the undersigned with any questions or comments. Collect calls will be accepted at (972) 491-8311.

                                       Yours truly,


                                       Mike Parsons

MDP/lds

Enclosures